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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): November 14, 2000



                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


                   0-19952                     41-1515691
             (Commission File No.) (IRS Employer Identification No.)



               10900 Red Circle Drive, Minnetonka, Minnesota    55343
               (Address of Principal Executive Offices)       (Zip Code)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (952/979-3600)



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ITEM 5.  OTHER EVENTS.

HOME SERVICE MEDICAL SALE

On September 1, 2000 Chronimed Inc. ("Chronimed" or the "Company") sold its Home Service Medical ("HSM") subsidiary to Express-Med, Inc. of New Albany, Ohio. HSM is a diabetes supply mail order business that contributed $14.9 million in revenue to Chronimed's total results for fiscal year ended June 30, 2000.

INFORMATION PROVIDED IN THIS FORM 8-K

The primary reason for this Form 8-K is to provide historical income statements for Chronimed's Home Service Medical business. The sale of Home Service Medical was not a material divestiture requiring financial statement disclosure. The net book value of HSM assets is approximately $3 million. However, Chronimed management is providing the Home Service Medical income statements to assist investors in better understanding the impact of Home Service Medical on the historical performance of Chronimed.

In reviewing the financial information for Home Service Medical as provided in
Exhibit 99.1, it is also important that the reader understand how the information was prepared, particularly with respect to general and administrative expenses. In the historical income statements as provided in
Exhibit 99.1, general and administrative expenses for senior management, information systems, finance, legal and corporate services have not been allocated by Chronimed to Home Service Medical and have been excluded. Only the revenue and costs directly assigned to and directly accounted for as Home Service Medical revenues and expenses have been included in the historical income statements as provided in Exhibit 99.1. These revenues and expenses include: HSM revenue and cost of sales; selling and marketing expenses; and direct general and administrative costs for business unit management, customer service, billing, fulfillment, and bad debt.

FIRST QUARTER RESULTS

On October 24, 2000, the Company announced the results for the fiscal 2001 first quarter September 29, 2000. A press release discussing results for the first quarter was issued October 25, 2000. The Company filed the Form 10-Q for the first quarter ended September 29, 2000 on November 13, 2000. The results of the Home Service Medical business were reflected in the Mail Order segment of continuing operations.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.
          Not applicable

(b)  Pro Forma Financial Information.
          Pro forma financial information not applicable


(c)  Exhibits

               HOME SERVICE MEDICAL INCOME STATEMENTS
               (Unaudited)

99.1 Income statements for each of the three month periods ended September 29, 2000, June 30, 2000, March 31, 2000,
               December 31, 1999, and October 1, 1999.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                      CHRONIMED INC.
                                       (Registrant)

Date:  November 13, 2000

                                 By:  /s/ Henry F. Blissenbach
                                      -----------------------------------------
                                      Henry F. Blissenbach
                                      Chief Executive Officer and
                                      Chairman of the Board of Directors



                                      /s/ Gregory H. Keane
                                      -----------------------------------------
                                      Gregory H. Keane
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Index                                                                     Page
Number    Description of Exhibit                                         Number
------    ----------------------                                         ------

          HOME SERVICE MEDICAL INCOME STATEMENTS
          (Unaudited)

99.1      Income statements for each of the three month periods              6
          ended September 29, 2000, June 30, 2000, March 31, 2000,
          December 31, 1999, and October 1, 1999.



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